Exhibit 10.1

LUMINEX CORPORATION
AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made by and between Nachum Shamir (the “Executive”) and Luminex Corporation, a Delaware corporation (the “Company”), effective as of March 27, 2017 (the “Amendment Effective Date”).

WITNESSETH:

WHEREAS, the Company entered into an Employment Agreement (the “Employment Agreement”) with the Executive dated as of October 14, 2014; and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement to make changes specified herein.

NOW, THEREFORE, for the reasons set forth above, the Company and the Executive hereby amend the Employment Agreement as follows:

1.The first sentence of Section 3.3 is hereby amended and restated in its entirety as follows:

“3.3. Change in Control. In the event that both (i) a Change in Control (defined below) of Luminex occurs during the Term and (ii) Executive's employment with Luminex (or, as applicable, its successor in interest) is terminated by Luminex for any reason at any time within six (6) months following the occurrence of the Change in Control of Luminex, in lieu of any Severance Compensation then owed or that otherwise would be owed in the future to Executive under Paragraph 4 of this Agreement, Luminex (or its successor in interest) shall pay Executive both the Accrued Obligations and a lump sum payment (the “Change in Control Payment”) in an aggregate amount equal to the sum of (i) 150% of the Bonus Amount (defined below), plus (ii) an amount equal to 150% of Executive's annual Base Salary (at the highest rate in effect during the period beginning six months immediately prior to the effective date of the Change in Control through the date of termination) within three (3) business days after the termination of Executive's employment.”

2.Effect of Amendment. Except as specifically amended hereby, all of the terms of the Employment Agreement shall remain in full force and effect.

3.Certain Definitions. Capitalized terms used in this Amendment not otherwise defined herein shall have the same meaning as set forth in the Employment Agreement.

4.Counterparts. This Amendment may be executed in counterparts, each of which shall be an original but all of which shall constitute but one document.

5.Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of Texas.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first stated above.

LUMINEX CORPORATION

____________________________________
By:     Richard W. Rew, II
Its:     Senior Vice President, General Counsel
and Corporate Secretary

EXECUTIVE

____________________________________            Nachum Shamir

22557932.1